EXHIBIT 10 (g)

                             KNIGHTRIDDER.COM, INC.

                             2000 STOCK OPTION PLAN

                          EFFECTIVE AS OF MARCH 1, 2000




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                               TABLE OF CONTENTS

                                                                Page

SECTION 1.   INTRODUCTION.........................................1

SECTION 2.   DEFINITIONS..........................................1

           (a)  "Affiliate".......................................1

           (b)  "Board"...........................................1

           (c)  "Change In Control"...............................1

           (d)  "Code"............................................2

           (e)  "Committee".......................................2

           (f)  "Common Stock"....................................2

           (g)  "Company".........................................2

           (h)  "Consultant"......................................2

           (i)  "Director"........................................2

           (j)  "Disability"......................................2

           (k)  "Employee"........................................3

           (l)  "Exchange Act"....................................3

           (m)  "Exercise Price"..................................3

           (n)  "Fair Market Value"...............................3

           (o)  "Grant"...........................................3

           (p)  "Incentive Stock Option" or "ISO".................3

           (q)  "Key Employee"....................................3

           (r)  "Non-Employee Director"...........................3

           (s)  "Nonstatutory Stock Option" or "NSO"..............3

           (t)  "Option"..........................................3

           (u)  "Optionee"........................................4

           (v)  "Parent"..........................................4

           (w)  "Plan"............................................4

           (x)  "Retirement"......................................4

           (y)  "Securities Act"..................................4

           (z)  "Service".........................................4

           (aa) "Share"...........................................4

           (bb) "Stock Option Agreement"..........................4

           (cc) "Subsidiary"......................................4

           (dd) "10-Percent Shareholder"..........................4

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SECTION 3.   ADMINISTRATION.......................................4

           (a)  Committee Composition.............................4

           (b)  Authority of the Committee........................5

           (c)  Indemnification...................................5

           (d)  Financial Reports.................................5

SECTION 4.   ELIGIBILITY..........................................6

           (a)  General Rules.....................................6

           (b)  Incentive Stock Options...........................6

SECTION 5.   SHARES SUBJECT TO PLAN...............................6

           (a)  Basic Limitation..................................6

           (b)  Additional Shares.................................6

           (c)  Dividend Equivalents..............................6

           (d)  Per Person Limit..................................6

SECTION 6.   TERMS AND CONDITIONS OF OPTIONS......................6

           (a)  Stock Option Agreement............................6

           (b)  Number of Shares..................................6

           (c)  Exercise Price....................................7

           (d)  Exercisability and Term...........................7

           (e)  Modifications or Assumption of Options............7

           (f)  Transferability of Options........................7

           (g)  No Rights as a Stockholder........................7

           (h)  Restrictions on Transfer..........................8

SECTION 7.   PAYMENT FOR OPTION SHARES............................8

           (a)  General Rule......................................8

           (b)  Surrender of Stock................................8

           (c)  Promissory Note...................................8

           (d)  Other Forms of Payment............................8

SECTION 8.   PROTECTION AGAINST DILUTION..........................8

           (a)  Adjustments.......................................8

           (b)  Optionee Rights...................................9

SECTION 9.   EFFECT OF A CHANGE IN CONTROL........................9

SECTION 10.  LIMITATIONS ON RIGHTS................................9

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                                                                Page

           (a)  Retention Rights..................................9

           (b)  Stockholders' Rights..............................9

           (c)  Regulatory Requirements...........................9

SECTION 11.  WITHHOLDING TAXES...................................10

           (a)  General..........................................10

           (b)  Share Withholding................................10

SECTION 12.  DURATION AND AMENDMENTS.............................10

           (a)  Term of the Plan.................................10

           (b)  Right to Amend or Terminate the Plan.............10

SECTION 13.  EXECUTION...........................................10

                                     -iii-
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                             KNIGHTRIDDER.COM, INC.

                             2000 STOCK OPTION PLAN

                          EFFECTIVE AS OF MARCH 1, 2000


SECTION 1. INTRODUCTION.

      The Company's Board of Directors adopted the KnightRidder.com, Inc. 2000 Stock Option Plan on March 1, 2000. The Company's stockholder adopted the Plan on March 1, 2000. The Plan is effective on March 1, 2000.

      The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering Key Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such selected persons to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

      The Plan seeks to achieve this purpose by providing for Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options).

      The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or Stock Option Agreement.

SECTION 2. DEFINITIONS.

      (a) "AFFILIATE" means any entity other than the Company or a Subsidiary, if a Parent, the Company and/or one or more Subsidiaries own not less than 50% of such entity.

      (b) "BOARD" means the Board of Directors of the Company, as constituted from time to time.

      (c) "CHANGE IN CONTROL" except as may otherwise be provided in the Stock Option Agreement, means the occurrence of any of the following:

                (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

                (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets;

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                (iii) A change in the composition of the Board, as a result of which fewer that one-half of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

                (iv) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 20% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (iv), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude:

                      (A) A trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary of the Company; and

                      (B) A corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

           A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transactions.

      (d) "CODE" means the Internal Revenue Code of 1986, as amended.

      (e) "COMMITTEE" means a committee consisting of one or more members of the Board that is appointed by the Board (as described in Section 3) to administer the Plan.

      (f) "COMMON STOCK" means the Company's common stock.

      (g) "COMPANY" means KnightRidder.com, Inc., a Delaware corporation.

      (h) "CONSULTANT" means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate other than as an Employee or Director or Non-Employee Director.

      (i) "DIRECTOR" means a member of the Board who is also an Employee.

      (j) "DISABILITY" means that the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

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      (k) "EMPLOYEE" means any individual who is a common-law employee of the
Company, a Parent, a Subsidiary or an Affiliate.

      (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      (m) "EXERCISE PRICE" means the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

      (n) "FAIR MARKET VALUE" means the market price of Shares, determined by the Committee as follows:

          (i) If the Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date;

          (ii) If the Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the NASDAQ system for such date;

          (iii) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

      Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the WALL STREET JOURNAL. Such determination shall be conclusive and binding on all persons.

      (o) "GRANT" means any grant of an Option under the Plan.

      (p) "INCENTIVE STOCK OPTION" or "ISO" means an incentive stock option described in Code section 422(b).

      (q) "KEY EMPLOYEE" means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Option under the Plan.

      (r) "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee.

      (s) "NONSTATUTORY STOCK OPTION" or "NSO" means a stock option that is not an ISO.

      (t) "OPTION" means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

      (u) "OPTIONEE" means an individual, estate or other entity that holds an Option.

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      (v) "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

      (w) "PLAN" means this KnightRidder.com, Inc. 2000 Stock Option Plan as it may be amended from time to time.

      (x) "RETIREMENT" means retirement pursuant to the terms of a retirement plan sponsored by the Company, a Parent, a Subsidiary or an Affiliate.

      (y) "SECURITIES ACT" means the Securities Act of 1933, as amended.

      (z) "SERVICE" means service as an Employee, Director, Non-Employee Director or Consultant.

      (aa) "SHARE" means one share of Common Stock.

      (bb) "STOCK OPTION AGREEMENT" means the agreement described in Section 6 evidencing each Grant of an Option.

      (cc) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company or a Parent, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

      (dd) "10-PERCENT SHAREHOLDER" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

SECTION 3. ADMINISTRATION.

      (a) COMMITTEE COMPOSITION. A Committee appointed by the Board shall administer the Plan. The Board shall designate one of the members of the Committee as chairperson. If no Committee has been approved, the entire Board shall constitute the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

      Effective with the Company's initial public offering, the Committee shall consist either (i) of those individuals who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to Options to persons who are officers or directors of the Company under Section 16 of the Exchange Act or (ii) of the Board itself.

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      The Committee may consist of the Compensation and Corporate Governance
Committee of Knight-Ridder, Inc. with respect to such Grants of Options as the Board may determine.

      The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Options under the Plan to such Key Employees and may determine all terms of such Options.

      (b) AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

          (i) selecting Key Employees who are to receive Options under the Plan;

          (ii) determining the type, number, vesting requirements and other features and conditions of such Options;


          (iii) interpreting the Plan; and


          (iv) making all other decisions relating to the operation of the Plan.

      The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

      (c) INDEMNIFICATION. Each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

      (d) FINANCIAL REPORTS. To the extent required by applicable law, the Company shall furnish to Optionees the Company's summary financial information including a balance sheet regarding the Company's financial condition and results of operations, unless such Optionees have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION 4. ELIGIBILITY.

      (a) GENERAL RULES. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee.

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      (b) INCENTIVE STOCK OPTIONS. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

SECTION 5. SHARES SUBJECT TO PLAN.

      (a) BASIC LIMITATION. The stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares reserved for Grants under the Plan shall not exceed 20,000,000 Shares on a fully diluted basis, subject to adjustment pursuant to Section 8.

      (b) ADDITIONAL SHARES. If Options are forfeited or terminate for any other reason before being exercised, then such Options shall again become available for Grants under the Plan.

      (c) DIVIDEND EQUIVALENTS. Any dividend equivalents distributed under the Plan shall not be applied against the number of Options available for Grants.

      (d) PER PERSON LIMIT. No Key Employee shall receive Options to purchase Shares during any fiscal year covering in excess of 3,000,000.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

      (a) STOCK OPTION AGREEMENT. Each Grant under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

      (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8.

      (c) EXERCISE PRICE. An Option's Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. To the extent required by applicable law the Exercise Price of an ISO shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders) of a Share on the date of Grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding. To the extent required by applicable law, the Exercise Price for an NSO shall not be less than 85% of the Fair Market Value (110% for 10-Percent Shareholders) of a Share on the date of Grant.

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      (d) EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, Options shall vest at least as rapidly as 20% annually over a five-year period. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO, and to the extent required by applicable law a NSO, shall in no event exceed ten (10) years from the date of Grant. An ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five (5) years. To the extent required by applicable law, vested Options shall be exercisable for a minimum period of six (6) months following termination of employment due to death or Disability and thirty (30) days following termination of employment (other than terminations for cause, as defined in the Company's personnel policies). Notwithstanding the previous sentence, no Option can be exercised after the expiration date provided in the applicable Stock Option Agreement. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested, subject to the Company's right of repurchase over any Shares acquired under the unvested portion of the Option (an "early exercise"), which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option.

      (e) MODIFICATIONS OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

      (f) TRANSFERABILITY OF OPTIONS. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

      (g) NO RIGHTS AS A STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Common Stock covered by an Option until such person becomes entitled to receive such Common Stock by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

      (h) RESTRICTIONS ON TRANSFER. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.

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SECTION 7. PAYMENT FOR OPTION SHARES.

      (a) GENERAL RULE. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows:

          (i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.

          (ii) In the case of an NSO granted under the Plan, the Committee may in its discretion, at any time accept payment in any form(s) described in this Section 7.

      (b) SURRENDER OF STOCK. To the extent that this Section 7(b) is applicable, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

      (c) PROMISSORY NOTE. To the extent that this Section 7(c) is applicable, payment for all or any part of the Exercise Price may be made with a full-recourse promissory note.

      (d) OTHER FORMS OF PAYMENT. To the extent that this Section 7(d) is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 8. PROTECTION AGAINST DILUTION.

          (a) ADJUSTMENTS. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

                (i)   the number of Options available for future Grants under
                Section 5;

                (ii)  the number of Shares covered by each outstanding Option;
                or

                (iii) the Exercise Price under each outstanding Option.

          (b) OPTIONEE RIGHTS. Except as provided in this Section 8, an Optionee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

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SECTION 9. EFFECT OF A CHANGE IN CONTROL.

          (a) MERGER OR REORGANIZATION. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration, in all cases without the consent of the Optionee.

          (b) ACCELERATION. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

SECTION 10. LIMITATIONS ON RIGHTS.

          (a) RETENTION RIGHTS. Neither the Plan nor any Option granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company's Certificate of Incorporation and Bylaws and a written employment agreement (if any).

          (b) STOCKHOLDERS' RIGHTS. An Optionee shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Option prior to the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Section 8.

          (c) REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Option prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

SECTION 11. WITHHOLDING TAXES.

          (a) GENERAL. An Optionee or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Option. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

          (b) SHARE WITHHOLDING. If a public market for the Company's Shares exists, the Committee may permit an Optionee to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously

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acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.

SECTION 12. DURATION AND AMENDMENTS.

          (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board. No Options shall be exercisable until stockholder approval is obtained. In the event that the stockholder fails to approve the Plan within twelve (12) months after its adoption by the Board, any Options made shall be null and void and no additional Grants shall be made. To the extent required by applicable law, the Plan shall terminate on the date that is ten (10) years after its adoption by the Board and may be terminated on any earlier date pursuant to Section 12(b).

          (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board may amend or terminate the Plan at any time and for any reason. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan. No Options shall be granted under the Plan after the Plan's termination. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

SECTION 13. EXECUTION.

      To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

                               KNIGHTRIDDER.COM, INC.



                               By /s/ DANIEL J. FINNIGAN
                                  ----------------------
                                  Daniel J. Finnigan
                                  President

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